Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Amerigo Fund

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated February 27, 2015 to the Summary Prospectus dated May 1, 2014 (the “Summary Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

At a meeting held on February 11, 2015, the Board of Trustees of Rydex Variable Trust (the “Trust”) approved a Fund name change and revised principal investment strategies for the Trust’s Amerigo Fund (the “Fund”). The Board also approved the adoption of a non-fundamental investment policy for the Fund. These changes, which are discussed in more detail below, will become effective on May 1, 2015, or such later date as deemed appropriate by the officers of the Trust (the “Effective Date”).

A.    Fund Name Change

On the Effective Date, the name of the Fund will be changed as set forth below and all references to the Current Fund Name will be replaced with the corresponding New Fund Name:

Current Fund Name	New Fund Name
Amerigo Fund	Global Diversified Equity Fund

B.    Change of Principal Investment Strategies

On the Effective Date, the current description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Summary Prospectus will be replaced in its entirety as set forth below.

The changes to the Fund’s principal investment strategies will have no impact on the Fund’s investment objective or the method or methods used to select the Fund’s portfolio investments, and will not result in an increase in the Fund’s fees.

Global Diversified Equity Fund (formerly, the Amerigo Fund)

PRINCIPAL INVESTMENT STRATEGIES
The Fund, a “fund of funds,” invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds (collectively, the “underlying funds”). The Sub-Advisor seeks to achieve the Fund’s investment objective by implementing the following investment strategies:

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Investing in underlying funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The underlying funds are selected based on the security selection methodology used by an underlying fund’s investment adviser, as well as the Sub-Advisor’s assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the underlying fund. These investments may include smaller and medium capitalization companies.

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Investing, under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest directly in equities or indirectly by investing in underlying funds.

•	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Fund’s net assets, plus any borrowings for investment purposes, outside of the U.S.

Because the Fund invests across multiple asset classes and is invested to maintain a relatively consistent level of risk, the Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s risk budget benchmark is a custom composite created by the Sub-Advisor consisting of 60% of the Russell 3000® Index and 40% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) (“MSCI ACWI (ex-US)”). The index weightings of the benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Russell 3000® Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets.

For purposes of determining the Fund’s compliance with the 80% and 40% investment policies discussed above, the Fund will “look through” to and include the investments of the underlying funds in which it is invested where the identity of those underlying portfolio securities can be reasonably determined.

The Sub-Advisor seeks to control risk within a given range by estimating the risk of the Fund’s investments and keeping it near that of the risk budget benchmark. The Sub-Advisor’s assessment of a portfolio’s risk evaluates multiple risk factors over various time frames, including the portfolio’s volatility and performance during down periods.

The Sub-Advisor actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk, using fundamental and technical analysis. Because of the varying levels of risk amongst equity asset classes, the percent allocated to individual equities will vary depending on which asset classes are selected for the Fund’s portfolio. When selecting underlying funds for investment, the Sub-Advisor considers the underlying funds’ investment goals and strategies, the investment adviser and portfolio manager(s), and past performance. When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts.

C.    Adoption of Non-Fundamental Investment Policy

In connection with the name change for the Fund, on the Effective Date, the following non-fundamental investment policy applies to the Fund.

The Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, without 60 days’ prior notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUMVTA-SUP-0215x0515

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